Exhibit 16.1 - Letter Regarding Change in Certifying Accountant

Beckstead and Watts, LLP
----------------------------
Certified Public Accountants
                                                   2425 W Horizon Ridge Parkway
                                                            Henderson, NV 89052
                                                              702.257.1984  tel
                                                               702.362.0540 fax


August 16, 2005

Securities and Exchange Commission
Washington, D.C. 20549

Ladies and Gentlemen:

The firm of Beckstead and Watts, LLP was previously principal accountant for Jagged Peak, Inc. (formerly Absolute Glass Protection, Inc.)(the "Company"). We were terminated as principal accountant on August 16, 2005.

We have read the Company's statements included under Item 4 of its Form 8-K dated August 16, 2005, and we agree with such statements, except that we are not in a position to agree or disagree with the Company's statement that the change was approved by the Board of Directors or that Pender Newkirk & Company, CPAs was not engaged regarding any matter requiring disclosure under Regulation S-K, Item 304(a)(2).


Very truly yours,
/s/ Beckstead and Watts, LLP
----------------------------
Beckstead and Watts, LLP


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Beckstead and Watts, LLP
----------------------------
Certified Public Accountants
                                                   2425 W Horizon Ridge Parkway
                                                            Henderson, NV 89052
                                                              702.257.1984  tel
                                                               702.362.0540 fax


                           VIA FACSIMILE AND USPS MAIL
                           ---------------------------


August 16, 2005

Paul B. Demirdjian
CEO
Jagged Peak, Inc. (formerly Absolute Glass Protection, Inc.)
2701 N. Rocky Point Drive, Ste. 1250
Tampa, Florida 33607

Dear Mr. Demirdjian,

We are in receipt of your letter dated August 16, 2005 terminating our services as independent certifying accountant effective August 16, 2005.

This also confirms that the client-auditor relationship between Jagged Peak, Inc. (formerly Absolute Glass Protection, Inc.)(Commission File Number 000-31715) and Beckstead and Watts, LLP has ceased.


Sincerely,
/s/ Beckstead and Watts, LLP
----------------------------
Beckstead and Watts, LLP


cc:   Office of the Chief Accountant
      SECPS Letter File
      Securities and Exchange Commission
      100 F Street, N.E.
      Washington, DC 20549



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